UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005
                                                  -------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)

 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)

                                (515) 280-2902
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On March 9, 2005, the Board of Directors of Employers Mutual Casualty Company, the parent company of the Registrant, approved the 2005 compensation arrangements as recommended by its Senior Executive
Compensation and Stock Option Committee. These compensation arrangements had previously been approved by the Compensation Committee of the Registrant.

Following are the 2005 base salaries for the executive officers of the Registrant who will be named in the Summary Compensation Table in the Registrant's 2005 Proxy Statement and who are expected to be named in the Summary Compensation Table in the Registrant's 2006 Proxy Statement. The 2005 base salaries are retroactive to January 1, 2005.

Executive Officer                      2005 Salary
-----------------                      -----------
Bruce G. Kelley                        $588,048
President & Chief Executive Officer

William A. Murray                      $339,456
Executive Vice President &
Chief Operating Officer

Ronald W. Jean                         $339,456
Executive Vice President for
Corporate Development

Raymond W. Davis                       $241,116
Senior Vice President & Treasurer

David O. Narigon                       $205,848 (1)
Senior Vice President

Steven C. Peck                         $208,164
Senior Vice President - Actuary
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(1) As reported in the Registrant's Form 8-K filed March 2, 2005,
Mr. Narigon, a named executive officer for 2004, resigned from his position as Senior Vice President - Claims effective March 1, 2005. Mr. Narigon's base salary for 2005 did not change from 2004. Under the terms of Mr. Narigon's severance agreement, Mr. Narigon will continue to receive bi-weekly payments based on his current base salary for a period of 18 months. Payments to Mr. Narigon subsequent to March 1, 2005 will be made as severance payments and will not be considered salary compensation for services rendered.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese
                                    Senior Vice President &
                                    Chief Financial Officer
March 10, 2005

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